UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2011

NORTH STATE BANCORP
 (Exact name of registrant as specified in its charter)

65-1177289	000-49898
(IRS Employer ID Number)	(Commission File Number)

North Carolina
(State or other jurisdiction of incorporation)

6204 Falls of Neuse Road, Raleigh, North Carolina 27609
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (919) 787-9696

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2011, David M. Shipp, Executive Vice President and Chief Credit Officer of North State Bank (wholly owned subsidiary of North State Bancorp), notified North State that he was resigning effective May 24, 2011 to pursue a new career opportunity.  His resignation was not related to any disagreement with North State on any matter relating to North State’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP

Date: May 4, 2011
	By:	/s/ Larry D. Barbour
Larry D. Barbour President and Chief Executive Officer

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